                                                                    EXHIBIT 4.1


                                     [LOGO]


NUMBER                                                                   SHARES

                              DRAGON SYSTEMS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
         THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY

                                            SEE REVERSE FOR CERTAIN DEFINITIONS
COMMON STOCK                                                 CUSIP 26144 A 10 9


THIS CERTIFIES THAT



is the owner of

                      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.04 PAR VALUE OF

 ...........................................................DRAGON SYSTEMS, INC.
 ...............................................................................

transferable only on the books of Dragon Systems, Inc. (the "Corporation") by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned.
         This Certificate and the shares of Common Stock represented hereby are received and held subject to the laws of the State of Delaware and to the Amended and Restated Certificate of Incorporation and Amended and Restated By-laws of the Corporation, all as from time to time amended, and the Owner of this Certificate by accepting the same expressly assents thereto. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.

Date:___________

                                     [SEAL]


/s/ Diane M. Hudson                                          /s/ Janet M. Baker
Chief Financial Officer, Vice President,                  Chairman of the Board
Treasurer and Assistant Secretary                   and Chief Executive Officer


Countersigned and Registered:

BankBoston, N.A.
Transfer Agent and Registrar
Authorized Signature


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                              DRAGON SYSTEMS, INC.

         THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE IN WRITING TO THE CORPORATION OR THE TRANSFER AGENT.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM -      as tenants in common                UNIF GIFT MIN ACT -     ................. Custodian..............
TEN ENT -      as tenants by the entireties        Under Uniform Gifts to Minors Act................................
JT TEN -       as joint tenants with right of                                (State)
               survivorship and not as
               tenants in common

    Additional abbreviations may also be used though not in the above list.

         For value received, ...........................hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

 ...............................................................................
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

 ...............................................................................

 ...............................................................................

 ...............................................................................

 .........................................................................Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
 .......................................................................Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:.......................................................


                 ..............................................................
       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:.......................................................
                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.